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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) August 6, 2002


                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         New York                        1-4324                 11-0482020
         --------                        ------                 ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)         Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEMS 1, 2, 3, 5, 6, 7, 8 AND 9.     NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

         (a) On July 1, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, determined not to engage Arthur Andersen LLP as the Registrant's independent accountants for the fiscal year ending December 31, 2002, however, no action was taken on this date to formally dismiss Arthur Andersen LLP as the Registrant's independent accountants. On July 29, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, determined to engage PricewaterhouseCoopers LLP as the Registrant's independent accountants, however no action was taken on this date to formally engage PricewaterhouseCoopers LLP as the Registrant's independent accountants. On August 6, 2002, the Securities and Exchange Commission informed the Registrant that Arthur Andersen LLP had notified the Securities and Exchange Commission that it was unable to perform future audit services for the Registrant and, as a result, its relationship with the Registrant was effectively terminated. Arthur Andersen LLP did not notify the Registrant of this directly, however, the Securities and Exchange Commission stated in its letter that Arthur Andersen LLP's notification was consistent with widely disseminated press reports of the wind-down of Arthur Andersen LLP's business. As a result, on August 6, 2002, Arthur Andersen LLP was dismissed as the Registrant's independent accountant.

         The report of Arthur Andersen LLP on the financial statements of the Registrant for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During each of the years ended December 31, 2001 and 2000 and the subsequent interim period preceding August 6, 2002, the Registrant was not in disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report.

         The Registrant provided Arthur Andersen LLP with a copy of this report and requested that Arthur Andersen LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this report, and if not, stating the respects in which it does not agree. Arthur Andersen LLP has indicated to the Registrant that Arthur Andersen LLP no longer issues such letters.

         (b) On August 6, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged PricewaterhouseCoopers LLP as the Registrant's independent accountants. During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Registrant did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial

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statements, or any other matters or reportable events as set forth in Items
304(a)(2)(i) and (ii) of Regulation S-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2002          ANDREA ELECTRONICS CORPORATION



                                By: /s/ Richard A. Maue
                                    -------------------------------------------
                                Name:  Richard A. Maue
                                Title: Vice President, Chief Financial Officer
                                       and Corporate Secretary